EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to Quarterly Report of First Choice Healthcare Solutions, Inc. (the ‘‘Company’’) on Form 10-Q/A for the quarter ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Christian Charles Romandetti,  President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date: August 8, 2012	/s/ Christian Charles Romandetti
Christian Charles Romandetti, President and Chief Executive Officer (Principal Executive Officer)